AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT V (LIFE)
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998


The prospectus is amended at page 8 to add the following disclosure regarding the Year 2000 issue:

    Year 2000. Like other insurance companies and their separate accounts, AVLIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. AVLIC has taken steps it believes are reasonable to timely address this issue in its own computer system, and to obtain assurances that its major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on AVLIC and the Separate Account.

The prospectus is further amended at page 10 to add the phrase "(also known as "junk bonds")" in the fourth paragraph, on the eleventh line, between the words "securities" and "and." The revised sentence reads as follows: "The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities (also known as "junk bonds") and securities of Russian companies."

The date of this Supplement is May 1, 1998.